Genworth Variable Insurance Trust

Genworth Columbia Mid Cap Value Fund

Supplement Dated September 20, 2010
to the Prospectus Dated April 30, 2010

Important Notice Regarding Change in Investment Policy

The Board of Trustees of Genworth Variable Insurance Trust has approved a number of changes to the Genworth Columbia Mid Cap Value Fund (the “Fund”) that will become effective approximately 60 days from the date of this Supplement.  The nature of the changes are a new investment strategy (changing from a mid cap value fund to a small-mid cap core fund), a new name to reflect the new strategy, and a new sub-advisor to implement the strategy.

The Fund’s current policy is that it will invest, under normal circumstances, at least 80% of its net assets, including borrowing for investment purposes, in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of the purchase.  The Fund’s new policy will be that it will invest, under normal circumstances, at least 80% of its net assets, including borrowings for investment purposes, in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2500™ Index at the time of the purchase.

You will be receiving revised Prospectus disclosure describing the changes mentioned above, as well an Information Statement providing details regarding the new sub-advisor, at a later date.

Please retain this Supplement with your Prospectus for future reference.